THE RBB FUND, INC. (the “Company”)

SGI Small Cap Growth Fund

(formerly known as the Bogle Investment Management Small Cap Growth Fund) (the “Fund”)

(Ticker: BOGIX)

Supplement dated May 21, 2021

to the Prospectus dated December 31, 2020, as amended

The prospectus section entitled “Shareholder Information” is amended with the addition of the following:

Exchange Privilege

You can exchange your shares of the Fund for Class I Shares in an identically registered account of another mutual fund managed by the Adviser on any day that both the Fund and the other mutual fund into which you are exchanging are open for business. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Your total value of the initially held shares will equal the total value of the new shares. Be sure to read the current Prospectus for the other mutual fund into which you are exchanging. Please call 1-855-744-8500 (toll free) for further information.

Beneficial holders with financial intermediary sponsored fee-based programs may be eligible to exchange their shares of the Fund for shares in a different share class of another mutual fund managed by the Adviser if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange will be effected at the NAV of the shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

An exchange of shares of one Fund for shares of another mutual fund managed by the Adviser is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

If you have any questions, please call the Fund at 1-855-744-8500 (toll free).

Investors should retain this supplement for future reference